UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3275

Smith Barney Investment Funds Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York,	NY 10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: April 30

Date of reporting period: April 30, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.
The Annual Report to Stockholders is filed herewith.

SMITH BARNEY

MULTIPLE DISCIPLINE FUNDS ALL CAP GROWTH AND VALUE FUND

MULTIPLE DISCIPLINE SERIES   |   ANNUAL REPORT   |   APRIL 30, 2005

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

WHAT’S  INSIDE

LETTER  FROM  THE  CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and

Chief Executive Officer

Dear Shareholder,

Despite rising interest rates, climbing oil prices, geopolitical concerns and uncertainties surrounding the U.S. Presidential election, the U.S. economy continued to expand during the period. Following a 3.3% gain in the second quarter of 2004, gross domestic product (“GDP”)i growth was a robust 4.0% in the third quarter and 3.8% in the fourth quarter. After the end of the Fund’s reporting period, the advance first quarter GDP figure was revised up to 3.5% from 3.1%.

Given the overall strength of the economy, the Federal Reserve Board (“Fed”)ii moved to raise interest rates in an attempt to ward off inflation. As expected, the Fed increased its target for the federal funds rateiii by 0.25% to 1.25% on June 30, 2004 — the first rate hike in four years. The Fed again raised rates in 0.25% increments during its next six meetings. The Fed again increased rates in early May, after the reporting period concluded, bringing the target for the federal funds rate to 3.00%.

During the 12-month period covered by this report, the U.S. stock market generated positive results, with the S&P 500 Indexiv returning 6.33%. During the first half of the period, stocks traded in a fairly narrow range, as the factors listed above caused many investors to remain on the sidelines. However, from late October 2004 through the end of the year, equities in both the U.S. and abroad rallied sharply. Many investors were drawn to the market as the uncertainty of the U.S. Presidential election ended and oil prices fell from their record highs. Thus far in 2005, the equity markets have been volatile. Equities generally were weak in January, rose in February and again fell in March and April. We believe the market’s recent troubles can be attributed to mixed economic data, continued high oil prices, and rising interest rates.

Looking at the reporting period as a whole, the trend of value-oriented stocks outperforming their growth counterparts continued. In addition, mid- and large-cap stocks generally outperformed their small-cap brethren.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Adviser with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to the Financial Statements included in this report.

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As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 26, 2005

2        Smith Barney Multiple Discipline Funds — All Cap Growth and Value Fund      |      2005 Annual Report

MANAGER  OVERVIEW

Performance Review

For the 12 months ended April 30, 2005, Class A shares of the Smith Barney Multiple Discipline Funds-All Cap Growth and Value Fund, excluding sales charges, returned 0.75%. These shares underperformed the Lipper Multi-Cap Core Funds Category Average1, which was 5.44% for the same period. The Fund’s unmanaged benchmark, the Russell 3000 Indexv, returned 6.97% over the same time frame.

PERFORMANCE SNAPSHOT

AS OF APRIL 30, 2005

(excluding sales charges)

(unaudited)

	6 Months	12 Months

MDF All Cap Growth and Value Fund — Class A Shares	1.78%	0.75%

Russell 3000 Index	3.69%	6.97%

Lipper Multi-Cap Core Funds Category Average	3.00%	5.44%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Class A share returns assume the reinvestment of all distributions, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 1.44% and Class C shares returned 1.44% over the six months ended April 30, 2005. Excluding sales charges, Class B shares returned 0.13% and Class C shares returned 0.00% over the 12 months ended April 30, 2005. Class Y shares returned -0.50% since their inception on 11/04/04.

Prior to January 21, 2004, the Fund followed different investment strategies under the name “Premier Selections All Cap Growth Fund”.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended April 30, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 772 funds for the six-month period and among the 739 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Over the 12-month period, the Fund’s most overweighted sectors relative to its benchmark were the information technology and healthcare sectors. The most underweighted sectors were the utilities and financial sectors. In terms of individual holdings, the Fund’s largest contributors to performance (percentage contributed to the portfolio’s total return for the period is in parentheses) were UnitedHealth Group Inc, a diversified health and well-being company (0.65%), Johnson & Johnson, a company engaged in the manufacture and sale of products related to human health and well-being (0.62%), Autodesk, Inc. a design software and digital content company with two operating segments (0.56%), Allegheny Technologies Inc., a diversified producer of specialty materials (0.55%), and Genzyme Corp., a global biotechnology company with a product portfolio focused on genetic disorders, renal disease, osteoarthritis and organ transplant (0.47%).

The largest detractors for the period were Merck& Co., Inc. a global research-driven pharmaceutical products company (-1.21%), American International Group Inc. (“AIG”), a company engaged in a range of insurance and insurance-related activities (-0.78%), Pfizer Inc., a research-based, global pharmaceutical company (-0.70%), Biogen Idec Inc., a firm that develops, manufactures and commercializes novel therapies (-0.61%), and Forest Laboratories, Inc. a company that develops, manufactures and sells ethical drug products (-0.55%).

Factors that Affected Fund Performance

The Fund’s underperformance in comparison to its benchmark index was due in part to both stock selection and sector allocation. For the period, the sectors that generally contributed to the Fund’s performance were the energy, basic materials, industrial, and consumer staples sectors. Sectors that generally detracted from the Fund’s performance included the financial, healthcare, information technology and telecommunications sectors.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended April 30, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 739 funds in the Fund’s Lipper category, and excluding sales charges.

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Energy stocks contributed positively overall to returns as earnings growth of companies such as Exxon Mobil Corp. and The Williams Co., Inc. benefited from the continued strength in the price of oil during the period. Additionally, the basic materials sector generally had a positive impact on the Fund’s performance. During the period within the basic materials sector, Allegheny Technologies Inc. continued to benefit from increased demand of high-end stainless steel and high performance alloys from end markets such as aerospace.

One sector that generally detracted from the Fund’s performance was the financial sector, which includes companies such as AIG and Berkshire Hathaway. We continue to monitor the events surrounding AIG and Berkshire Hathaway and their prospects relative to their peer groups.

For the period, stock selection within the healthcare sector, particularly holdings in Merck and Pfizer, had a negative impact on the Fund’s performance. Two of the larger detractors during the period- Forest Laboratories and Biogen Idec Inc.- came from the biotechnology industry, which suffered an industry-wide decline.

Several holdings in the information technology sector detracted from the Fund’s performance for the 12-month period. Fund holdings in semiconductor producers, Intel Corp. and Texas Instruments Inc., generally hurt fund performance. We continue to believe, however, that there is a broad-based recovery under way in network technology spending. With the exception of Merck & Co., Inc. and Allegheny Technologies Inc., the Fund still held shares of all the above-named companies at the close of the period.

Thank you for your investment in the Smith Barney Multiple Discipline Funds-All Cap Growth and Value Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Roger Paradiso Co-coordinating Portfolio Manager May 26, 2005	Kirstin Mobyed Co-coordinating Portfolio Manager

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of April 30, 2005 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Pfizer Inc. (3.0%), Texas Instruments Inc. (2.9%), Johnson & Johnson (2.7%), Microsoft Corp. (2.5%), PepsiCo Inc. (2.5%), Comcast Corp., Special Class A Shares (2.4%), American International Group Inc. (2.4%), Time Warner Inc. (2.1%), Biogen Idec Inc. (2.0%) and The Walt Disney Co. (2.0%). Please refer to pages 10 through 13 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of April 30, 2005 were: Healthcare (21.9%), Information Technology (19.5%), Financials (15.0%), Consumer Discretionary (14.0%) and Industrials (8.1%). The Fund’s portfolio composition is subject to change at any time.

RISKS: The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Foreign stocks are subject to certain risks of overseas investing not associated with domestic investing such as currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.
[v]	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.

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Fund at a Glance (unaudited)

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2004 and held for the six months ended April 30, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class A	1.78%	$1,000.00	$1,017.80	1.21%	$6.05

Class B	1.44	1,000.00	1,014.40	1.97	9.84

Class C	1.44	1,000.00	1,014.40	1.93	9.64

Class Y(4)	(0.50)	1,000.00	995.00	0.81	3.92

(1)	For the six months ended April 30, 2005.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waivers) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
(4)	For Class Y shares, the period was from November 4, 2004 (inception date) to April 30, 2005.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,018.79	1.21%	$6.06

Class B	5.00	1,000.00	1,015.03	1.97	9.84

Class C	5.00	1,000.00	1,015.22	1.93	9.64

Class Y(3)	5.00	1,000.00	1,020.32	0.81	3.97

(1)	For the six months ended April 30, 2005.
(2)	Expenses (net of voluntary fee waivers) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
(3)	For Class Y shares, the period was from November 4, 2004 (inception date) to April 30, 2005.

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Average Annual Total Returns[1] (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C(3)	Class Y
Twelve Months Ended 4/30/05	0.75%	0.13%	0.00%	—

Inception* through 4/30/05	(7.02)	(7.70)	(7.70)	(0.50)

	With Sales Charges(4)
	Class A	Class B	Class C(3)	Class Y
Twelve Months Ended 4/30/05	(4.30)%	(4.87)%	(1.00)%	—

Inception* through 4/30/05	(8.00)	(7.89)	(7.70)	(0.50)

Cumulative Total Returns1 (unaudited)

Without Sales Charges(2)
Class A (Inception* through 4/30/05)	(29.65)%

Class B (Inception* through 4/30/05)	(32.11)

Class C (Inception* through 4/30/05)	(32.11)

Class Y (Inception* through 4/30/05)	(0.50)

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Prior to January 21, 2004, the Fund followed different investment strategies under the name “Premier Selections All Cap Growth Fund”.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares.
(3)	On April 29, 2004, Class L shares were renamed as Class C shares.
(4)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
*	Inception date for Class A, B and C shares is June 30, 2000 and inception date for Class Y shares is November 4, 2004.

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Historical Performance (unaudited)

Value of $10,000 Invested in Class A, B and C Shares of the Smith Barney Multiple Discipline Funds — All Cap Growth and Value Fund vs. Russell 3000 Index†

June 2000 — April 2005

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares on June 30, 2000 (inception date), assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares and the deduction of the maximum 5.00% CDSC for Class B shares, respectively. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2005. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. Figures for the Russell 3000 Index include the reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

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Schedule of Investments	April 30, 2005

SHARES	SECURITY	VALUE
COMMON STOCK — 99.9%
CONSUMER DISCRETIONARY — 14.0%
Hotels, Restaurants and Leisure — 0.6%
73,630	McDonald’s Corp.	$2,158,095

Leisure Equipment and Products — 1.1%
135,590	Hasbro, Inc.	2,565,363
93,100	Mattel, Inc.	1,680,455

		4,245,818

Media — 9.9%
142,825	Cablevision Systems Corp., NY Group, Class A Shares (a)	3,706,309
30,000	Clear Channel Communications, Inc.	958,200
284,890	Comcast Corp., Special Class A Shares (a)	9,039,560
55,000	The Interpublic Group of Cos., Inc. (a)	707,300
405,900	Liberty Media Corp., Class A Shares (a)	4,075,236
14,045	Liberty Media International, Inc., Class A Shares (a)	582,446
160,420	News Corp., Class B Shares	2,553,886
51,000	Pearson PLC, Sponsored ADR	624,750
465,700	Time Warner Inc. (a)	7,828,417
288,500	The Walt Disney Co.	7,616,400

		37,692,504

Specialty Retail — 2.4%
60,000	Bed Bath & Beyond Inc. (a)	2,232,600
312,040	Charming Shoppes, Inc. (a)	2,321,577
128,900	The Home Depot, Inc.	4,559,193

		9,113,370

	TOTAL CONSUMER DISCRETIONARY	53,209,787

CONSUMER STAPLES — 7.9%
Beverages — 4.1%
137,700	The Coca-Cola Co.	5,981,688
169,305	PepsiCo, Inc.	9,420,130

		15,401,818

Food and Drug Retailing — 0.6%
111,830	Safeway Inc. (a)	2,380,861

Food Products — 1.3%
35,000	Unilever PLC, Sponsored ADR	1,342,600
50,470	Wm. Wrigley Jr. Co.	3,488,991

		4,831,591

Personal Products — 1.9%
142,000	The Gillette Co.	7,332,880

	TOTAL CONSUMER STAPLES	29,947,150

ENERGY — 6.6%
Energy Equipment and Services — 2.4%
25,000	Baker Hughes Inc.	1,103,000
61,600	GlobalSantaFe Corp.	2,069,760
88,540	Grant Prideco, Inc. (a)	1,961,161
77,330	Weatherford International Ltd. (a)	4,032,760

		9,166,681

See Notes to Financial Statements.

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Schedule of Investments (continued)	April 30, 2005

SHARES	SECURITY	VALUE
Oil and Gas — 4.2%
29,000	Anadarko Petroleum Corp.	$2,118,160
46,420	BP PLC, Sponsored ADR	2,826,978
55,000	ChevronTexaco Corp. (b)	2,860,000
107,650	Exxon Mobil Corp.	6,139,280
22,000	Murphy Oil Corp.	1,959,980

		15,904,398

	TOTAL ENERGY	25,071,079

FINANCIALS — 15.0%
Banks — 0.7%
87,800	The Bank of New York Co., Inc.	2,453,132

Diversified Financials — 6.9%
68,170	American Express Co.	3,592,559
179,131	JPMorgan Chase & Co.	6,357,359
45,600	Lehman Brothers Holdings Inc.	4,182,432
100,000	MBNA Corp.	1,975,000
102,600	Merrill Lynch & Co., Inc.	5,533,218
35,000	Morgan Stanley	1,841,700
57,210	State Street Corp.	2,644,818

		26,127,086

Insurance — 7.4%
46,100	Ambac Financial Group, Inc.	3,081,785
177,630	American International Group, Inc.	9,032,486
60	Berkshire Hathaway Inc., Class A Shares (a)	5,061,000
55,290	The Chubb Corp.	4,521,616
68,070	MGIC Investment Corp.	4,016,130
55,000	The PMI Group, Inc.	1,933,800
11,150	The St. Paul Travelers Cos., Inc.	399,169

		28,045,986

	TOTAL FINANCIALS	56,626,204

HEALTHCARE — 21.9%
Biotechnology — 9.0%
6,945	Alkermes, Inc. (a)	78,131
122,900	Amgen Inc. (a)	7,154,009
210,750	Biogen Idec Inc. (a)	7,637,580
175,560	Chiron Corp. (a)	5,995,374
56,960	Genentech, Inc. (a)	4,040,742
108,640	Genzyme Corp. (a)	6,367,390
298,480	Millennium Pharmaceuticals, Inc. (a)	2,614,685

		33,887,911

Healthcare Equipment and Supplies — 0.1%
15,000	Boston Scientific Corp. (a)	443,700

Healthcare Providers and Services — 2.2%
61,630	McKesson Corp.	2,280,310
63,500	UnitedHealth Group Inc.	6,001,385

		8,281,695

See Notes to Financial Statements.

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Schedule of Investments (continued)	April 30, 2005

SHARES	SECURITY	VALUE
Pharmaceuticals — 10.6%
84,085	Abbott Laboratories	$4,133,619
103,595	Forest Laboratories, Inc. (a)	3,696,270
68,900	GlaxoSmithKline PLC, ADR	3,482,895
148,200	Johnson & Johnson	10,170,966
35,000	Novartis AG, Sponsored ADR	1,705,550
415,630	Pfizer Inc.	11,292,667
129,390	Wyeth	5,814,787

		40,296,754

	TOTAL HEALTHCARE	82,910,060

INDUSTRIALS — 8.1%
Aerospace and Defense — 1.8%
47,535	L-3 Communications Holdings, Inc.	3,373,559
93,125	Raytheon Co.	3,502,431

		6,875,990

Airlines — 0.5%
137,100	Southwest Airlines Co.	2,040,048

Electrical Equipment — 1.0%
58,320	Emerson Electric Co.	3,654,915

Industrial Conglomerates — 3.3%
131,500	General Electric Co.	4,760,300
96,250	Honeywell International Inc.	3,441,900
135,225	Tyco International Ltd.	4,233,895

		12,436,095

Machinery — 1.5%
29,525	Caterpillar Inc.	2,599,676
108,605	Pall Corp.	2,913,871

		5,513,547

	TOTAL INDUSTRIALS	30,520,595

INFORMATION TECHNOLOGY — 19.5%
Communications Equipment — 3.3%
353,100	Cisco Systems, Inc. (a)	6,101,568
250,000	Lucent Technologies Inc. (a)	607,500
183,100	Motorola, Inc.	2,808,754
188,965	Nokia Oyj, Sponsored ADR	3,019,661

		12,537,483

Computers and Peripherals — 2.7%
120,990	Dell Inc. (a)	4,214,082
55,225	Electronics for Imaging, Inc. (a)	906,795
24,380	International Business Machines Corp.	1,862,145
345,480	Maxtor Corp. (a)	1,675,578
54,700	SanDisk Corp. (a)	1,296,390

		9,954,990

Electronic Equipment and Instruments — 1.0%
85,000	Agilent Technologies, Inc. (a)	1,763,750
600,000	Solectron Corp. (a)	1,980,000

		3,743,750

See Notes to Financial Statements.

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Schedule of Investments (continued)	April 30, 2005

SHARES	SECURITY	VALUE
Internet Software and Services — 1.3%
203,300	IAC/InterActiveCorp (a)	$4,419,742
100,000	RealNetworks, Inc. (a)	616,000

		5,035,742

Semiconductor Equipment and Products — 7.3%
120,000	Applied Materials, Inc. (a)	1,784,400
57,190	Cree, Inc. (a)	1,383,426
319,600	Intel Corp.	7,516,992
309,165	Micron Technology, Inc. (a)	3,001,992
334,432	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	2,879,460
442,900	Texas Instruments Inc.	11,054,784

		27,621,054

Software — 3.9%
72,785	Advent Software, Inc. (a)	1,298,484
100,000	Autodesk, Inc.	3,183,000
160,000	Micromuse Inc. (a)	827,200
375,200	Microsoft Corp.	9,492,560

		14,801,244

	TOTAL INFORMATION TECHNOLOGY	73,694,263

MATERIALS — 4.0%
Chemicals — 1.9%
25,000	The Dow Chemical Co.	1,148,250
40,000	E.I. du Pont de Nemours and Co.	1,884,400
137,000	Engelhard Corp.	4,196,310

		7,228,960

Metals and Mining — 1.0%
132,210	Alcoa Inc.	3,836,734

Paper and Forest Products — 1.1%
60,430	Weyerhaeuser Co.	4,146,102

	TOTAL MATERIALS	15,211,796

TELECOMMUNICATION SERVICES — 2.2%
Diversified Telecommunication Services — 1.4%
117,480	SBC Communications Inc.	2,796,024
73,700	Verizon Communications Inc.	2,638,460

		5,434,484

Wireless Telecommunication Services — 0.8%
112,410	Vodafone Group PLC, Sponsored ADR	2,938,397

	TOTAL TELECOMMUNICATION SERVICES	8,372,881

UTILITIES — 0.7%
Multi-Utilities — 0.7%
157,930	The Williams Cos., Inc.	2,687,969

	TOTAL INVESTMENTS — 99.9% (Cost — $386,925,211*)	378,251,784
	Other Assets in Excess of Liabilities — 0.1%	276,940

	TOTAL NET ASSETS — 100.0%	$378,528,724

(a)	Non-income producing security.
(b)	Subsequent to the reporting period, the company changed its name to Chevron Corp.
*	Aggregate cost for federal income tax purposes is $387,298,901.

Abbreviation used in this schedule:

ADR — American Depositary Receipt

See Notes to Financial Statements.

13        Smith Barney Multiple Discipline Funds — All Cap Growth and Value Fund      |      2005 Annual Report

Statement of Assets and Liabilities	April 30, 2005

ASSETS:
Investments, at value (Cost — $386,925,211)	$378,251,784
Receivable for Fund shares sold	689,883
Dividends and interest receivable	365,597
Prepaid expenses	46,260

Total Assets	379,353,524

LIABILITIES:
Payable for Fund shares reacquired	329,052
Management fee payable	236,288
Distribution plan fees payable	76,385
Due to Custodian	75,564
Transfer agency services payable	72,230
Directors’ fees payable	122
Accrued expenses	35,159

Total Liabilities	824,800

Total Net Assets	$378,528,724

NET ASSETS:
Par value of capital shares (Note 5)	$48,492
Capital paid in excess of par value	603,225,741
Accumulated net realized loss from investment transactions	(216,072,082)
Net unrealized depreciation of investments	(8,673,427)

Total Net Assets	$378,528,724

Shares Outstanding:
Class A	10,549,004

Class B	9,478,967

Class C	27,773,385

Class Y	690,303

Net Asset Value:
Class A (and redemption price)	$8.02

Class B *	$7.74

Class C *	$7.74

Class Y (and redemption price)	$8.03

Maximum Public Offering Price Per Share:
Class A (Based on maximum sales charge of 5.00%)	$8.44

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

14        Smith Barney Multiple Discipline Funds — All Cap Growth and Value Fund      |      2005 Annual Report

Statement of Operations	For the Year Ended April 30, 2005

INVESTMENT INCOME:
Dividends	$4,719,599
Interest	193,432
Less: Foreign withholding tax	(27,553)

Total Investment Income	4,885,478

EXPENSES:
Distribution plan fees (Notes 2 and 4)	3,141,999
Management fee (Note 2)	2,771,069
Transfer agency services (Notes 2 and 4)	486,384
Shareholder communications (Note 4)	96,716
Audit and legal	47,929
Registration fees	45,964
Custody	34,124
Directors’ fees	24,053
Other	11,565

Total Expenses	6,659,803
Less: Management fee waiver (Notes 2 and 7)	(84,199)

Net Expenses	6,575,604

Net Investment Loss	(1,690,126)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net realized loss from investment transactions	(6,181,412)
Net change in unrealized appreciation/depreciation	8,849,521

Net Gain on Investments	2,668,109

Increase in Net Assets From Operations	$977,983

See Notes to Financial Statements.

15        Smith Barney Multiple Discipline Funds — All Cap Growth and Value Fund      |      2005 Annual Report

Statements of Changes in Net Assets	For the Years Ended April 30,

	2005	2004
OPERATIONS:
Net investment loss	$(1,690,126)	$(2,784,687)
Net realized gain (loss)	(6,181,412)	30,565,319
Net change in unrealized appreciation/depreciation	8,849,521	28,932,138

Increase in Net Assets From Operations	977,983	56,712,770

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	150,332,484	83,874,991
Cost of shares reacquired	(92,612,028)	(61,935,443)

Increase in Net Assets From Fund Share Transactions	57,720,456	21,939,548

Increase in Net Assets	58,698,439	78,652,318

NET ASSETS:
Beginning of year	319,830,285	241,177,967

End of year	$378,528,724	$319,830,285

See Notes to Financial Statements.

16        Smith Barney Multiple Discipline Funds — All Cap Growth and Value Fund      |      2005 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year or period ended April 30, unless otherwise noted:

Class A Shares(1)	2005		2004	2003	2002	2001(2)
Net Asset Value, Beginning of Year	$ 7.96		$ 6.32	$ 7.89	$ 9.23	$11.40

Income (Loss) From Operations:
Net investment income (loss)	0.01		(0.03)	(0.02)	(0.05)	(0.05)
Net realized and unrealized gain (loss)	0.05		1.67	(1.55)	(1.29)	(2.12)

Total Income (Loss) From Operations	0.06		1.64	(1.57)	(1.34)	(2.17)

Net Asset Value, End of Year	$ 8.02		$ 7.96	$ 6.32	$ 7.89	$ 9.23

Total Return(3)	0.75%		25.95%	(19.90)%	(14.52)%	(19.04)%‡

Net Assets, End of Year (000s)	$84,629		$48,352	$25,273	$37,371	$49,450

Ratios to Average Net Assets:
Expenses(4)	1.18	%(5)	1.19%	1.20%	1.21%	1.18%†
Net investment income (loss)	0.14		(0.36)	(0.37)	(0.64)	(0.55)†

Portfolio Turnover Rate	15%		125%	47%	35%	53%

Class B Shares(1)	2005		2004	2003	2002	2001(2)
Net Asset Value, Beginning of Year	$ 7.73		$ 6.18	$ 7.78	$ 9.18	$11.40

Income (Loss) From Operations:
Net investment loss	(0.05)		(0.08)	(0.07)	(0.11)	(0.11)
Net realized and unrealized gain (loss)	0.06		1.63	(1.53)	(1.29)	(2.11)

Total Income (Loss) From Operations	0.01		1.55	(1.60)	(1.40)	(2.22)

Net Asset Value, End of Year	$ 7.74		$ 7.73	$ 6.18	$ 7.78	$ 9.18

Total Return(3)	0.13%		25.08%	(20.57)%	(15.25)%	(19.47)%‡

Net Assets, End of Year (000s)	$73,331		$56,434	$39,445	$61,693	$82,069

Ratios to Average Net Assets:
Expenses(4)	1.94	%(5)	1.94%	1.97%	1.93%	1.94%†
Net investment loss	(0.62)		(1.13)	(1.14)	(1.36)	(1.32)†

Portfolio Turnover Rate	15%		125%	47%	35%	53%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period June 30, 2000 (inception date) to April 30, 2001.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.40% and 2.15% for Class A and Class B shares, respectively.
(5)	The investment manager voluntarily waived a portion of its management fee for the year ended April 30, 2005. If such fees were not voluntarily waived, the actual expense ratios would have been 1.20% and 1.97% for Class A and Class B shares, respectively.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

17        Smith Barney Multiple Discipline Funds — All Cap Growth and Value Fund      |      2005 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year or period ended April 30, unless otherwise noted:

Class C Shares(1)(2)	2005		2004	2003	2002	2001(3)
Net Asset Value, Beginning of Year	$ 7.74		$ 6.19	$ 7.78	$ 9.18	$11.40

Income (Loss) From Operations:
Net investment loss	(0.05)		(0.08)	(0.07)	(0.11)	(0.11)
Net realized and unrealized gain (loss)	0.05		1.63	(1.52)	(1.29)	(2.11)

Total Income (Loss) From Operations	0.00		1.55	(1.59)	(1.40)	(2.22)

Net Asset Value, End of Year	$ 7.74		$ 7.74	$ 6.19	$ 7.78	$ 9.18

Total Return(4)	0.00%		25.04%	(20.44)%	(15.25)%	(19.47)%‡

Net Assets, End of Year (000s)	$215,024		$215,044	$176,460	$299,640	$435,913

Ratios to Average Net Assets:
Expenses(5)	1.92	%(6)	1.91%	1.93%	1.93%	1.94%†
Net investment loss	(0.60)		(1.11)	(1.10)	(1.36)	(1.29)†

Portfolio Turnover Rate	15%		125%	47%	35%	53%

Class Y Shares(1)	2005(7)
Net Asset Value, Beginning of Period	$ 8.07

Income (Loss) From Operations:
Net investment income	0.01
Net realized and unrealized loss	(0.05)

Total Loss From Operations	(0.04)

Net Asset Value, End of Period	$ 8.03

Total Return(4)	(0.50	)%‡

Net Assets, End of Period (000s)	$5,545

Ratios to Average Net Assets:
Expenses(5)	0.81	%†
Net investment income	0.29	†

Portfolio Turnover Rate	15%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)	For the period June 30, 2000 (inception date) to April 30, 2001.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 2.15% and 0.99% for Class C and Class Y shares, respectively.
(6)	The investment manager voluntarily waived a portion of its management fee for the year ended April 30, 2005. If such fees were not voluntarily waived, the actual expense ratios would have been 1.95% for Class C shares.
(7)	For the period November 4, 2004 (inception date) to April 30, 2005.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

18        Smith Barney Multiple Discipline Funds — All Cap Growth and Value Fund      |      2005 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Smith Barney Multiple Discipline Funds — All Cap Growth and Value Fund (“Fund”), a separate diversified investment fund of the Smith Barney Investment Funds Inc. (“Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

(d) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

19        Smith Barney Multiple Discipline Funds — All Cap Growth and Value Fund      |      2005 Annual Report

Notes to Financial Statements (continued)

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

Accumulated Net Investment Loss	Paid-in Capital
$1,690,126	$(1,690,126)

Reclassifications	are primarily due to a tax net operating loss.

2.	Management Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.75% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

During the year ended April 30, 2005, the Fund’s Class A, B, C and Y shares had voluntary expense limitations in place of 1.40%, 2.15%, 2.15% and 0.99%, respectively. During the year ended April 30, 2005, SBFM waived a portion of its management fee in the amount of $84,199.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, act as the Fund’s sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended April 30, 2005, the Fund paid transfer agent fees of $331,177 to CTB.

In addition, for the year ended April 30, 2005, the Fund also paid $1,106 to other Citigroup affiliates for shareholder recordkeeping services.

Citigroup Global Markets Inc. (“CGM”) and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund’s distributors.

There is a maximum sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur a sales charge.

For the year ended April 30, 2005, CGM and its affiliates received sales charges of approximately $1,368,000 on sales of the Fund’s Class A shares. In addition, for the year ended April 30, 2005, CDSCs paid to CGM and its affiliates were approximately:

	Class B	Class C
CDSCs	$171,000	$47,000

All officers and one Director of the Company are employees of Citigroup or its affiliates and do not receive compensation from the Company.

20        Smith Barney Multiple Discipline Funds — All Cap Growth and Value Fund      |      2005 Annual Report

Notes to Financial Statements (continued)

3.	Investments

During the year ended April 30, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$131,238,465

Sales	54,465,611

At April 30, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$31,871,659
Gross unrealized depreciation	(40,918,776)

Net unrealized depreciation	$(9,047,117)

4.	Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended April 30, 2005, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Rule 12b-1 Distribution Plan Fees	$178,878	$692,685	$2,270,436

For the year ended April 30, 2005, total Transfer Agency Services expenses were as follows:

	Class A	Class B	Class C
Transfer Agency Services Expenses	$97,452	$99,808	$289,124

For the year ended April 30, 2005, total Shareholder Communications expenses were as follows:

	Class A	Class B	Class C
Shareholder Communications Expenses	$16,205	$19,990	$60,521

5.	Capital Shares

At April 30, 2005, the Company had 10 billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, including those specifically related to the distribution of its shares.

21        Smith Barney Multiple Discipline Funds — All Cap Growth and Value Fund      |      2005 Annual Report

Notes to Financial Statements (continued)

Transactions in shares of each class were as follows:

	Year Ended April 30, 2005		Year Ended April 30, 2004
	Shares	Amount	Shares	Amount
Class A
Shares sold	6,666,931	$53,672,631	3,037,527	$24,497,493
Shares reacquired	(2,193,237)	(17,803,683)	(963,088)	(7,325,513)

Net Increase	4,473,694	$35,868,948	2,074,439	$17,171,980

Class B
Shares sold	4,050,896	$31,543,690	2,269,778	$17,761,462
Shares reacquired	(1,869,099)	(14,640,657)	(1,350,876)	(9,989,024)

Net Increase	2,181,797	$16,903,033	918,902	$7,772,438

Class C*
Shares sold	7,640,887	$59,352,028	5,302,719	$41,616,036
Shares reacquired	(7,656,571)	(60,115,528)	(6,035,286)	(44,620,906)

Net Decrease	(15,684)	$(763,500)	(732,567)	$(3,004,870)

Class Y†
Shares sold	696,610	$5,764,135	—	—
Shares reacquired	(6,307)	(52,160)	—	—

Net Increase	690,303	$5,711,975	—	—

*	On April 29, 2004, Class L shares were renamed as Class C shares.
†	For the period November 4, 2004 (inception date) to April 30, 2005.

6.	Income Tax Information and Distributions to Shareholders

For the fiscal years ended April 30, 2005 and April 30, 2004 the Fund did not make any distributions.

As of April 30, 2005, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward (a)	$(209,776,864)
Other book/tax temporary differences (b)	(5,921,528)
Unrealized depreciation (c)	(9,047,117)

Total accumulated losses	$(224,745,509)

(a)	On April 30, 2005 the Fund had net capital loss carryforwards as follows:

Year of Expiration	Amount
4/30/2009	$(22,370,463)
4/30/2010	(84,148,493)
4/30/2011	(97,831,240)
4/30/2012	(5,298,585)
4/30/2013	(128,083)

$(209,776,864)

These amounts will be available to offset any future taxable capital gains.

(b)	Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes.
(c)	The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales.

7.	Additional Information

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

22        Smith Barney Multiple Discipline Funds — All Cap Growth and Value Fund      |      2005 Annual Report

Notes to Financial Statements (continued)

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury will be then distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

8.	Legal Matters

Beginning in June, 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive

23        Smith Barney Multiple Discipline Funds — All Cap Growth and Value Fund      |      2005 Annual Report

Notes to Financial Statements (continued)

brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

9.	Subsequent Event

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, SBFM (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore, the Fund’s Board of Directors will be asked to approve a new investment management contract between the Fund and the Manager. If approved by the Board, the new investment management contract will be presented to the shareholders of the Fund for their approval.

24        Smith Barney Multiple Discipline Funds — All Cap Growth and Value Fund      |      2005 Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Multiple Discipline Funds — All Cap Growth and Value Fund (“Fund”) of Smith Barney Investment Funds Inc. as of April 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period from June 30, 2000 (commencement of operations) to April 30, 2001. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Multiple Discipline Funds — All Cap Growth and Value Fund of Smith Barney Investment Funds Inc. as of April 30, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period from June 30, 2000 to April 30, 2001, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 24, 2005

25        Smith Barney Multiple Discipline Funds — All Cap Growth and Value Fund      |      2005 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Smith Barney Multiple Discipline Funds — All Cap Growth and Value Fund (“Fund”) are managed under the direction of the Board of Directors of Smith Barney Investment Funds Inc. (“Company”). Information pertaining to the Directors and certain officers of the Company is set forth below. The Statement of Additional Information includes additional information about Company Directors and is available, without charge, upon request by calling the Fund’s transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010) or the Fund’s sub-transfer agent Primerica Shareholder Services at 1-800-544-5445).

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:

Paul R. Ades Paul R. Ades, PLLC 181 West Main Street, Suite C Babylon, NY 11702 Birth Year: 1940	Director	Since 1994	Law Firm of Paul R. Ades, PLLC (from April 2000 to present); Partner in Law Firm of Murov & Ades, Esqs. (from November 1970 to March 2000)	16	None

Dwight B. Crane Harvard Business School Soldiers Field Morgan Hall #375 Boston, MA 02163 Birth Year: 1937	Director	Since 1981	Professor, Harvard Business School	51	None

Frank G. Hubbard Avatar International Inc. 87 Whittredge Road Summit, NJ 07901 Birth Year: 1937	Director	Since 1993	President of Avatar International, Inc. (business development) (since 1998)	16	None

Jerome H. Miller c/o Smith Barney Mutual Funds 125 Broad Street New York, NY 10004 Birth Year: 1938	Director	Since 1998	Retired	16	None

Ken Miller Young Stuff Apparel Group, Inc. 930 Fifth Avenue Suite 610 New York, NY 10021 Birth Year: 1942	Director	Since 1994	President of Young Stuff Apparel Group, Inc. (since 1963)	16	None

Interested Director:

R. Jay Gerken, CFA** CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	220	None

26        Smith Barney Multiple Discipline Funds — All Cap Growth and Value Fund      |      2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:

Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Kaprel Ozsolak CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Vice President of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup (from 2002 to 2004)	N/A	N/A

Alan J. Blake CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1949	Vice President and Investment Officer	Since 2000	Managing Director of CGM; Investment Officer of SBFM	N/A	N/A

Richard A. Freeman CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1953	Vice President and Investment Officer	Since 2004	Managing Director of CGM; Investment Officer of SBFM	N/A	N/A

John G. Goode CAM One Sansome Street, 36th Floor San Francisco, CA 94104 Birth Year: 1944	Vice President and Investment Officer	Since 2004	Managing Director of CGM; Chairman and Chief Investment Officer of Davis Skaggs Investment Management (“Davis Skaggs”), a division of Citigroup Asset Management	N/A	N/A

Peter J. Hable CAM One Sansome Street, 36th Floor San Francisco, CA 94104 Birth Year: 1958	Vice President and Investment Officer	Since 2004	Managing Director of CGM; President of Davis Skaggs	N/A	N/A

Kirstin Mobyed CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1969	Vice President and Investment Officer	Since 2004	Director of CGM; Investment Officer of SBFM	N/A	N/A

Roger Paradiso CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1966	Vice President and Investment Officer	Since 2004	Managing Director of CGM; Investment Officer of SBFM	N/A	N/A

27        Smith Barney Multiple Discipline Funds — All Cap Growth and Value Fund      |      2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, Citigroup Asset Management (from 1999 to 2000); Chief Compliance Officer, SBFM, CFM, TIA	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Each Director and officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and of certain of its affiliates.

28        Smith Barney Multiple Discipline Funds — All Cap Growth and Value Fund      |      2005 Annual Report

SMITH BARNEY

MULTIPLE DISCIPLINE FUNDS

ALL CAP GROWTH AND VALUE FUND

DIRECTORS

Paul R. Ades

Dwight B. Crane

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Jerome H. Miller

Ken Miller

OFFICERS

R. Jay Gerken, CFA

President and
Chief Executive Officer

Andrew B. Shoup

Senior Vice President and
Chief Administrative Officer

Kaprel Ozsolak

Chief Financial Officer and Treasurer

Alan J. Blake

Vice President and

Investment Officer

Richard A. Freeman

Vice President and

Investment Officer

John G. Goode

Vice President and

Investment Officer

Peter J. Hable

Vice President and

Investment Officer

Kirstin Mobyed

Vice President and

Investment Officer

OFFICERS (continued)

Roger Paradiso

Vice President and

Investment Officer

Andrew Beagley

Chief Anti-Money Laundering

Compliance Officer and
Chief Compliance Officer

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund
Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

PFS Distributors, Inc.

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENTS

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Primerica Shareholder Services

P.O. Box 9662

Providence, Rhode Island

02940-9662

Smith Barney Investment Funds Inc.

Smith Barney Multiple Discipline Funds All Cap Growth and Value Fund

The Fund is a separate investment fund of the Smith Barney Investment Funds Inc., a Maryland corporation.

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of shareholders of Smith Barney Investment Funds Inc. — Smith Barney Multiple Discipline Funds — All Cap Growth and Value Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

SMITH BARNEY MULTIPLE DISCIPLINE FUNDS

ALL CAP GROWTH AND VALUE FUND

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

This report must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Citigroup Global Markets Inc.

Member NASD, SIPC

FD02330 6/05	05-8708

ITEM 2.	CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Dwight B. Crane, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Crane as the Audit Committee’s financial expert. Mr. Crane is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $100,250 in 2004 and $183,250 in 2005.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 in connection with the review of the registration statement on Form N-1A and issuance of consent, were $0.00 in 2004 and $7,500 in 2005.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Smith Barney Investment Funds (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $9,900 in 2004 and $29,700 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Smith Barney Investment Funds.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Smith Barney Investment Funds requiring pre-approval by the Audit Committee in the Reporting Period.

(e) (1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Investment Funds, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 4/30/05 and 4/30/04; Tax Fees were 100% and 100% for the years ended 4/30/05 and 4/30/04; and Other Fees were 100% and 100% for the years ended 4/30/05 and 4/30/04.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Smith Barney Investment Funds and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Investment Funds during the reporting period were $75,000 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and none for 2004.

(h) Yes. The Smith Barney Investment Funds Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Smith Barney Investment Funds or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.
ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6.	SCHEDULE OF INVESTMENTS.
Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
(a) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b) Attached hereto.

	Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Investment Funds Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of Smith Barney Investment Funds Inc.

Date:	July 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Investment Funds Inc.

Date:	July 7, 2005

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Smith Barney Investment Funds Inc.

Date:	July 7, 2005